Exhibit 99.2

Third Quarter 2006 Financial Review Comerica Incorporated October 19, 2006

Safe Harbor Statement Any statements in this news release that are not historical facts are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Words such as "anticipates," "believes," "feels," "expects," "estimates," "seeks," "strives," "plans," "intends," "outlook," "forecast," "position," "target," "mission," "assume," "achievable," "potential," "strategy," "goal," "aspiration," "outcome," "continue," "remain," "maintain," "trend," "objective" and variations of such words and similar expressions, or future or conditional verbs such as "will," "would," "should," "could," "might," "can," "may" or similar expressions, as they relate to Comerica or its management, are intended to identify forward-looking statements. These forward-looking statements are predicated on the beliefs and assumptions of Comerica's management based on information known to Comerica's management as of the date of this news release and do not purport to speak as of any other date. Forward-looking statements may include descriptions of plans and objectives of Comerica's management for future or past operations, products or services, and forecasts of Comerica's revenue, earnings or other measures of economic performance, including statements of profitability, business segments and subsidiaries, estimates of credit trends and global stability. Such statements reflect the view of Comerica's management as of this date with respect to future events and are subject to risks and uncertainties. Should one or more of these risks materialize or should underlying beliefs or assumptions prove incorrect, Comerica's actual results could differ materially from those discussed. Factors that could cause or contribute to such differences are changes in the pace of an economic recovery and related changes in employment levels, the effects of war and other armed conflicts or acts of terrorism, the effects of natural disasters including, but not limited to, hurricanes, tornadoes, earthquakes and floods, the disruption of private or public utilities, the implementation of Comerica's strategies and business models, management's ability to maintain and expand customer relationships, management's ability to retain key officers and employees, changes in the accounting treatment of any particular item, the impact of regulatory examinations, declines or other changes in the businesses or industries in which Comerica has a concentration of loans, including, but not limited to, automotive production, the anticipated performance of any new banking centers, the entry of new competitors in Comerica's markets, changes in the level of fee income, changes in applicable laws and regulations, including those concerning taxes, banking, securities and insurance, changes in trade, monetary and fiscal policies, including the interest rate policies of the Board of Governors of the Federal Reserve System, fluctuations in inflation or interest rates, changes in general economic conditions and related credit and market conditions and adverse conditions in the stock market. Comerica cautions that the foregoing list of factors is not exclusive. Forward-looking statements speak only as of the date they are made. Comerica does not undertake to update forward-looking statements to reflect facts, circumstances, assumptions or events that occur after the date the forward-looking statements are made. For any forward-looking statements made in this news release or in any documents, Comerica claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

Positive Core Operating Trends Highlight Third Quarter 2006 Results * Loan growth figures exclude Financial Services Division; Analysis of 3Q06 compared to 2Q06. Annualized average loan growth of 7%* Texas: 24% Western: 12% Midwest & Other: 1% Excellent credit quality Net loan charge-offs as a percentage of average total loans of 2 bps Nonperforming assets of 0.42% of total loans and other real estate Net interest margin of 3.79%, consistent with full year outlook Active capital management: 3.7 million shares repurchased Sale of Munder Capital Management expected to close by year-end

Positive Core Operating Trends Highlight Year-to-Date September 2006 Results Average loan growth of 8%* Texas: 18% Western: 15% Midwest & Other: 1% Total revenue increased 2% excluding the following: $12 million loss on the sale of the Mexican bank charter in 2006 $20 million benefit of the warrant accounting change in 2005 Excellent credit quality YTD06 YTD05 Net credit-related charge-offs to ave. total loans 13bps 27bps Total credit-related charge-offs (in millions) $49 $88 Total Provision for credit losses (in millions) $24 ($34) * Loan growth figures exclude Financial Services Division Analysis of year-to-date September 2006 compared to year-to-date September 2005

Financial Results 3Q06 2Q06 Q - Q% Change 3Q05 Y - Y% Change Net Income $200 $200 0% $238 -16% Diluted EPS from continuing operations Diluted EPS $1.20 $1.23 $1.19 $1.22 1% 1% $1.38 $1.41 -13% -13% Return on Equity 15.38% 15.50% 18.59% Net Interest Income $502 $500 0% $512 -2% Net Interest Margin 3.79% 3.82% 4.15% Provision for Loan Losses $15 $27 N/M $(30) N/M Noninterest Income $196 $205 -4% $215 -9% Noninterest Expenses $400 $391 2% $411 -3% $ in millions, except per share data N/M = Not Meaningful Data has been restated to reflect the results of Munder Capital Management as a discontinued operation

3Q05 4Q05 1Q06 2Q06 3Q06 Net Interest Income * 512 500 479 500 502 Net Interest Margin * 0.0399 0.04 0.038 0.0382 0.0379 Warrant Accounting 20 Net Interest Margin 0.0415 Growing Net Interest Income Net Interest Income up $2 million to $502 million Net Interest Margin of 3.79%, down 3 bps, consistent with full year outlook of about 3.80% $ in millions * Excluding 3Q05 one-time warrant accounting benefit

Noninterest Income and Expense Highlights Noninterest Income included: Sale of Mexican bank charter for a $7 million loss, in addition to $5 million impairment charge recorded in the first quarter Warrant mark-to-market adjustment of negative $5 million compared to a positive adjustment of $4 million in the second quarter Excluding these items, noninterest income increased 3%, with fee income increases noted in service charges on deposit accounts, letters of credit and commercial lending fees Noninterest Expenses included: One additional day of salary expense in the quarter ($2 million) Decrease in provision for credit-related commitments of $6 million Second quarter benefited from a $6 million refund resulting in a reduction in interest on tax liabilities Total noninterest expenses increased 2% Analysis of 3Q06 compared to 2Q06

Midwest & Other Western Texas Florida International 3Q06 Avg Loans Outstanding 22.253841 13.907316 6.20206 1.841605 1.82698 Midwest & Other Western Texas Florida International 3Q05 Average Loans Outstanding 21.466368 11.892557 5.069554 1.434815 2.384779 Making Progress: Geographic Loan Growth 3Q06: $46.0 billion* 3Q05: $42.3 billion* *Excludes average Financial Services Division loans of $2.3B in 3Q05 and $2.1B in 3Q06, respectively Geography based on office of origination Western includes: CA, AZ, NV, CO, WA Year-over-Year Average Loan Outstandings up 9%*

Middle Market CRE Global Corp Bankings National Dealer Specialty Businesses* Personal Banking Small Business Banking Private Banking 3Q05 Avg Loans Outstanding 14.8 5.7 5 4 3.5 2.3 3.6 3.4 Middle Market Commercial Real Estate Global Corporate Banking National Dealer Services Specialty Businesses Personal Banking Small Business Banking Private Banking 3Q06 Average Loans Outstanding 15.6 6.7 4.9 4.9 4.2 2.2 3.9 3.6 Balanced Line of Business Loan Portfolio Year-over-Year Average Loan Outstandings up 9%* * Excludes average Financial Services Division loans of $2.3B in 3Q05 and $2.1B in 3Q06, respectively ** Specialty Businesses include: Entertainment, Energy, Leasing, and Technology and Life Sciences 3Q06: $46.0 billion* 3Q05: $42.3 billion*

Solid Credit Quality 3Q05 4Q05 1Q06 2Q06 3Q06 NPA's / Total Loans and ORE 0.0052 0.0037 0.0032 0.0037 0.0042 3Q05 4Q05 1Q06 2Q06 3Q06 Net Credit-Related Charge-offs to Average Total Loans * 0.0018 0.0025 0.0019 0.0016 0.0006 3Q05 4Q05 1Q06 2Q06 3Q06 ALLL / Total Loans 0.0133 0.0119 0.0106 0.0104 0.0106 3Q05 4Q05 1Q06 2Q06 3Q06 Net loan charge-offs to total average loans 2.53 3.19 3.34 2.78 2.51 *Includes net loan charge-offs and net lending related commitment charge-offs

Thorough Loan Loss Reserve Methodology Analysis of key components: Results: Allocated Reserve Standard and individual Largely unchanged due to stable metrics Standard incremental Increased automotive Established: Commercial Real Estate for Michigan Residential Real Estate for all markets Decreased in other industry segments due to better metrics Unallocated reserve New business migration risk Stable Imprecision of risk rating Improved risk rating accuracy

Automotive Manufacturer Exposure Declining 12/04 12/05 8/06 Exposure: Dealer $ 5.6 $ 6.6 $ 7.1 Other Automotive: Domestic Ownership $ 3.7 $ 3.3 $ 3.1 Foreign Ownership 1.8 1.5 1.3 Total Other Automotive $ 5.5 $ 4.8 $ 4.4 (10)% Outstandings: Dealer $ 4.2 $ 4.8 $ 4.9 Other Automotive: Domestic Ownership $ 2.1 $ 2.0 $ 1.7 Foreign Ownership 0.7 0.7 0.6 Total Other Automotive $ 2.8 $ 2.7 $ 2.3 (14)% 3Q05 4Q05 1Q06 2Q06 3Q06 NPA's 38 22 20 43 49 3Q05 4Q05 1Q06 2Q06 3Q06 Net Loan Charge-offs 7 4 8 3 3 Period-end dollars in $billions Exposure includes committed and discretionary facilities (undrawn and outstanding)

Commercial Real Estate Loan Portfolio 13% year-over-year average loan growth Adhere to conservative lending policies Owner Occupied/Other* Real Estate Construction Commercial Mortgage 3Q06 8615 3313 1497 3Q06: $13.4 billion Third quarter 2006 averages in $billions *Included in Commercial Real Estate line of business

Commercial Real Estate Line of Business 14% of total outstandings Geographically diverse 8% of total nonaccrual loans (21 bps of portfolio) YTD September 2006 net recoveries of $2 million Increase in standard incremental reserve Midwest & Other Western Texas Florida 06/30/2006 2907.891 2438.293 965.301 352.174 3Q06: $6.7 billion* Represents non-owner occupied CRE Third quarter 2006 averages in $billions *Includes $1.9 billion in loans not secured by Real Estate; geography reflects office of origination

Diversified Shared National Credit Portfolio Approx. 880 loans 18% of total outstanding Industry diversification mirrors total loan book 3% of total nonaccrual loans (6 bps of portfolio) YTD September 2006 net loan recoveries of $1 million Middle Market Commercial Real Estate Global Corporate Banking National Dealer Services Energy Other 06/30/2006 1713 2120 2462 396 1026 472 September 30, 2006: $8.2 billion Period-end outstandings as of September 30, 2006

Deposits in Competitive Environment Total deposits of $41.9 billion largely unchanged from the second quarter Average line of business deposits (excluding FSD and institutional CDs) stable 3Q06 2Q06 Q-Q Chg 3Q05 Y-Y Chg Business Bank (excluding FSD) $11.6 $11.3 2% $11.9 -2% Retail Bank 16.7 16.7 0% 16.7 0% Wealth & Institutional Management 2.4 2.5 -7% 2.6 -9% Total $30.7 $30.5 0% $31.2 -2% Average deposits (excluding FSD) are up in Texas and the West Deposit initiatives: New consumer relationship packages National On The Job Banking campaign Incentives for deposit gathering Building banking centers New Treasury Management products $ in billions; % change based on full dollar amount

Financial Services Division Data 3Q06 2Q06 1Q06 Balance Sheet Noninterest-Bearing $4.1 $4.8 $4.7 Interest-Bearing 1.4 1.8 2.3 Average Deposits $5.5 $6.6 $7.0 Average Loans $2.1 $2.6 $2.9 Noninterest Expenses Customer Services $11 $9 $13 Average Rates FSD Loans (Primarily Low-rate) 0.64% 0.60% 0.43% FSD Interest Bearing Deposits 3.95% 3.88% 3.74% Balance Sheet data in $billions; Non-interest Expense data in $millions

Banking Center Expansion Location of New Banking Centers Full Year 2006 YTD 2005 2004 California 12 8 8 9 Arizona 2 2 2 0 Texas 6 3 7 3 Florida 3 2 0 0 Michigan 1 1 1 5 Total 24 16 18 17 Meeting 18 month accretion goal Deposits at new banking centers are ahead of expectations

2006 Full Year Outlook Compared to 2005 Full Year for Continuing Operations High-single digit average loan growth excluding Financial Services Division loans Average full year net interest margin of about 3.80% Credit-related net charge-offs of about 15 basis points of average loans and, for the remainder of 2006, a provision for credit losses in excess of credit-related net charge-offs Stable noninterest income, excluding net gain on sales of businesses Low-single digit noninterest expense growth, excluding the provision for credit losses on lending-related commitments Active capital management Excludes Munder Capital Management, a discontinued operation.

Questions and Answers Ralph Babb, Chairman and CEO Beth Acton, EVP and Chief Financial Officer Dale Greene, EVP and Chief Credit Officer and Darlene Persons, Director of Investor Relations

Appendix

Business Segment Contribution to Net Income YTD 9/06 % YTD 9/05 % Business Bank $428 73% $535 73% Retail Bank 109 19 139 19 Wealth & Institutional Management 46 8 57 8 583 100% 731 100% Finance (14) (68) Other* 25 (9) TOTAL $594 $654 $ in millions * Includes discontinued operations and items not directly associated with the three major business segments or the Finance Division

Market Segment Contribution to Net Income YTD 9/06 % YTD 9/05 % Midwest & Other Markets $328 56% $369 51% Western 180 31 280 38 Texas 63 11 68 9 Florida 12 2 14 2 583 100% 731 100% Finance and Other* 11 (77) TOTAL $594 $654 $ in millions * Includes discontinued operations and items not directly associated with the three major business segments

Loan Momentum Continues in Growth Markets 3Q06 2Q06 Q - Q% Change 3Q05 Y - Y% Change Midwest & Other $22.3 $22.1 1% $21.5 4% Western > Excluding FSD 16.0 13.9 16.1 13.5 0% 3% 14.2 11.9 12% 17% Texas 6.2 5.9 6% 5.1 22% Florida 1.8 1.8 0% 1.4 28% International 1.8 1.9 -5% 2.4 -23% TOTAL $48.1 $47.8 1% $44.6 8% > EXCLUDING FSD $46.0 $45.2 2% $42.3 9% Average loans in $billions; % change based on full dollar amounts Geography based on location of loan office Western includes: CA, AZ, NV, CO, WA

Diverse Line of Business Loan Growth 3Q06 2Q06 Q - Q% Change 3Q05 Y - Y% Change Middle Market $15.6 $15.3 2% $14.8 5% Commercial Real Estate 6.7 6.4 4% 5.7 18% Global Corporate Banking 4.9 4.8 3% 4.9 0% National Dealer Services 4.9 5.1 -3% 4.0 24% Specialty Businesses* > Excluding FSD 6.3 4.2 6.6 4.0 -4% 5% 5.9 3.6 7% 19% SUBTOTAL - BUSINESS BANK $38.4 $38.2 1% $35.3 9% Small Business Banking 3.9 3.8 1% 3.6 7% Personal Banking 2.2 2.2 -1% 2.3 -3% SUBTOTAL - RETAIL BANK $6.1 $6.0 0% $5.9 3% Private Banking 3.6 3.6 1% 3.4 5% SUBTOTAL - WEALTH & INSTITUTIONAL MANAGEMENT $3.6 $3.6 1% $3.4 5% TOTAL > EXCLUDING FSD $48.1 $46.0 $47.8 $45.2 1% 2% $44.6 $42.3 8% 9% Average loans in $billions; % change based on full dollar amount * Specialty Businesses includes: Entertainment, Energy, FSD, Leasing and TLS

Third Quarter 2006 Average Loans Detail Midwest & Other Western Texas Florida International TOTAL Middle Market $9.3 $4.4 $1.7 $0.2 $0.0 $15.6 Commercial Real Estate 2.9 2.4 1.0 0.4 0.0 6.7 Global Corporate Banking 1.9 0.9 0.3 0.0 1.8 4.9 National Dealer Services 0.7 3.2 0.2 0.8 0.0 4.9 Specialty Businesses* 1.7 3.1 1.5 0.0 0.0 6.3 SUBTOTAL - BUSINESS BANK $16.5 $14.0 $4.7 $1.4 $1.8 $38.4 Small Business Banking 2.1 1.0 0.8 0.0 0.0 3.9 Personal Banking 2.0 0.0 0.2 0.0 0.0 2.2 SUBTOTAL - RETAIL BANK $4.1 $1.0 $1.0 $0.0 $0.0 $6.1 Private Banking 1.7 1.0 0.5 0.4 0.0 3.6 SUBTOTAL - WEALTH & INSTITUTIONAL MANAGEMENT $1.7 $1.0 $0.5 $0.4 $0.0 $3.6 TOTAL $22.3 $16.0 $6.2 $1.8 $1.8 $48.1 $ in billions * Specialty Businesses includes: Entertainment, Energy, FSD, Leasing and TLS

Western Florida Midwest & Other Texas FL 3Q06 Avg Dealer Loans 3.2 0.8 0.7 0.2 0.02 Franchise Distribution* Toyota / Lexus 18% Honda / Acura 16% Daimler Chrysler 14% Ford 14% General Motors 11% Nissan / Infinity 6% Other European 6% Other Asian 5% Other** 10% 3Q06 Average Loans Outstanding: $4.9 billion Midwest & Other $0.7B 14% Western $3.2B 66% Texas $0.2B 3% Florida $0.8B 17% Geographic Dispersion * Franchise distribution based on June 30, 2006 period-end outstandings ** "Other" includes obligations where a primary franchise is indeterminable (rental car and leasing companies, heavy truck, recreational vehicles, and non-floor plan loans) Diversified National Dealer Services Business

Core Line of Business Deposits 3Q06 2Q06 Q - Q% Change 3Q05 Y - Y% Change Middle Market $4.2 $4.0 4% $4.2 1% Commercial Real Estate 1.2 1.1 10% 1.1 12% Global Corporate Banking 3.1 3.1 0% 3.5 -11% National Dealer Services 0.1 0.1 6% 0.1 0% Specialty Businesses1 > Excluding FSD 8.6 3.0 9.6 3.0 -11% 0% 12.0 3.0 -29% -1% SUBTOTAL - BUSINESS BANK >Excluding FSD $17.2 $11.6 $17.9 $11.3 -4% 2% $20.9 $11.9 -18% -2% Small Business Banking 3.8 3.8 1% 3.8 0% Personal Banking 12.9 12.9 0% 12.9 0% SUBTOTAL - RETAIL BANK $16.7 $16.7 0% $16.7 0% Private Banking 2.4 2.5 -7% 2.6 -9% SUBTOTAL - WEALTH & INSTITUTIONAL MANAGEMENT $2.4 $2.5 -7% $2.6 -9% Finance/Other2 5.6 4.9 N/M 1.1 N/M TOTAL > EXCLUDING FSD $41.9 $36.3 $42.0 $35.4 0% 2% $41.3 $32.3 1% 13% $ in billions; % change based on full dollar amount N/M = Not Meaningful 1 Specialty Businesses includes: Entertainment, Energy, FSD, Leasing and TLS 2 Finance/Other includes Institutional CD's: 3Q06 - $5.2B; 2Q06 - $4.3B; 3Q05 - $0.4B

Third Quarter 2006 Average Deposits Detail Midwest & Other Western Texas Florida TOTAL Middle Market $0.9 $3.1 $0.2 $0.0 $4.2 Commercial Real Estate 0.7 0.3 0.1 0.1 1.2 Global Corporate Banking 2.7 0.2 0.2 0.0 3.1 National Dealer Services 0.0 0.1 0.0 0.0 0.1 Specialty Businesses1 0.7 7.5 0.4 0.0 8.6 SUBTOTAL - BUSINESS BANK $5.0 $11.2 $0.9 $0.1 $17.2 Small Business Banking 2.0 0.9 0.9 0.0 3.8 Personal Banking 10.6 0.7 1.6 0.0 12.9 SUBTOTAL - RETAIL BANK $12.6 $1.6 $2.5 $0.0 $16.7 Private Banking 0.7 1.2 0.3 0.2 2.4 SUBTOTAL - WEALTH & INSTITUTIONAL MANAGEMENT $0.7 $1.2 $0.3 $0.2 $2.4 Finance/Other2 5.6 0.0 0.0 0.0 5.6 TOTAL $23.9 $14.0 $3.7 $0.3 $41.9 $ in billions 1 Specialty Businesses includes: Entertainment, Energy, FSD, Leasing and TLS 2 Finance/Other includes $5.2B in Institutional CD's; included in Finance Division segment